Exhibit 31.01

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

EXCHANGE ACT RULE 13a-14(a)/15d-14(a)

AS ADOPTED PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, D. James Bidzos, certify that:

1. I have reviewed this Amendment No. 1 to the quarterly report on Form 10-Q/A of VeriSign, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: August 6, 2009	By:	/S/ D. JAMES BIDZOS
D. James Bidzos Interim Chief Executive Officer